                                                   Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-33530

                                                            October 15, 2004
                                                                  Supplement

[MORGAN STANLEY LOGO]

             SUPPLEMENT DATED OCTOBER 15, 2004 TO THE PROSPECTUS OF
                   MORGAN STANLEY EUROPEAN GROWTH FUND INC.
                            Dated December 30, 2003

Effective December 30, 2004, the Board of Trustees of Morgan Stanley European
Growth Fund Inc. (the "Fund") approved changing the name of the Fund to "Morgan
Stanley European Equity Fund Inc." All references to "Morgan Stanley European
Growth Fund Inc." in the Prospectus are hereby replaced with "Morgan Stanley
European Equity Fund Inc." Concurrent with the name change, the Fund's investment policy will change to state that the Fund will normally invest at least 80% of its assets in equity securities of issuers located in European countries.

Effective immediately, the third paragraph of the section of the Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced by the following:

   The Investment Manager and/or Sub-Advisor utilize fundamental research to identify companies that they believe have long-term growth potential and/or relatively attractive valuations. The Fund's portfolio management team generally utilizes a bottom-up stock selection process based on fundamental research performed by the Investment Manager's and/or Sub-Advisor's analysts throughout the world, but also considers global industry trends in making certain sector allocations.

The first and third paragraphs of the section of the Prospectus titled "Fund
Management" are hereby deleted and replaced by the following:

   The Fund has retained the Investment Manager -- Morgan Stanley Investment
   Advisors Inc. -- to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment
   Management Limited -- to assist the Investment Manager in performing its investment advisory functions. The Investment Manager and the Sub-Advisor are wholly owned subsidiaries of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas,
   New York, NY 10020.

   The Fund's portfolio is managed by the European Equity team. Current members of the team include Sandra Yeager and Anne Marie Fleurbaaij.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                     37908SPT-01